Shareholders' Equity	12 Months Ended
Dec. 31, 2023
Shareholders' Equity [Abstract]
SHAREHOLDERS’ EQUITY

17. Shareholders’ equity

Ordinary shares

For the sake of undertaking a public offering of the Company’s ordinary shares, the Company has performed a series of re-organizing transactions resulting in 11,250,000 shares of ordinary shares issued and outstanding that have been retroactively restated to the beginning of the first period presented. The Company only has one single class of ordinary shares that are accounted for as permanent equity.

On July 14, 2023, we effected a share split at a ratio of 1-to-1.6. As a result of the share split, we now have 800,000,000 authorized ordinary shares with a par value of US$0.0000625 per ordinary share and 18,000,000 ordinary shares issued and outstanding as of the date hereof.